EXHIBIT 10.9a

                      AMERICAN MOBILE SATELLITE CORPORATION
                      -------------------------------------
                1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                -------------------------------------------------


                       ARTICLE I.  RESTATEMENT AND PURPOSES
                       ------------------------------------

         American Mobile Satellite Company (the "Company") maintained the American Mobile Satellite Corporation 1994 Stock Option Plan for Non-Employee Directors (the "Prior Plan"). The Prior Plan has been amended and restated, as set forth herein, effective March 25, 1999, subject to the approval of the shareholders of the Company within twelve months of such effective date (the "Plan"). Notwithstanding anything herein to the contrary, nothing in this Plan shall adversely affect the rights or obligations of any holder of an Option granted under the Prior Plan without such person's approval.

         The purposes of the Plan are to attract and retain the services of experienced and knowledgeable non-employee Directors of the Company and to provide an incentive for such Directors to increase their proprietary interests in the Company's long-term success and progress.


                      ARTICLE II.  SHARES SUBJECT TO THE PLAN
                      ---------------------------------------

         Subject to adjustment in accordance with Article VI hereof, the total number of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), for which options may be granted under the Plan is 100,000 (the "Shares," including, for the purposes of this Article II, the Prior Plan). The Shares shall be shares of Common Stock presently authorized but unissued or subsequently acquired by the Company and shall include shares representing the unexercised portion of any option granted under the Plan which expires or terminates without being exercised in full.


                     ARTICLE III. ADMINISTRATION OF THE PLAN
                     ---------------------------------------

         The administrator of the Plan (the "Plan Administrator") shall be the Board of Directors ("Board") or a committee or committees appointed by the Board. Subject to the terms of the Plan, the Plan Administrator shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Plan Administrator shall participate in any vote by the Plan Administrator on any matter materially affecting the rights of any such member under the Plan.


                      ARTICLE IV. PARTICIPATION IN THE PLAN
                      -------------------------------------

         Each member of the Board elected or appointed who is not otherwise an employee of the Company or any subsidiary (an "Eligible Director") shall be eligible to receive the following option grants under the Plan:

1.       Initial Grant
         -------------

         An initial grant (an "Initial Grant") of an option to purchase 5,000 Shares shall automatically be granted to each Eligible Director effective March 25, 1999, and to each person who becomes an Eligible Director following the date of adoption of the Plan by the Board upon the earlier of the Eligible Director's initial election or appointment as a Director of the Company.

         Each Initial Grant shall be fully vested and immediately exercisable upon grant.


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2.       Additional Grants
         -----------------

         Commencing on July 1, 1999, each Eligible Director shall automatically receive an additional grant (an "Additional Grant") of an option to purchase 2,500 Shares on July 1 of each year (an "Additional Grant Date"); provided, that an Eligible Director who has received an Initial Grant within four (4) months prior to an Additional Grant Date shall not receive an Additional Grant until the next year's Additional Grant Date.

         Each Additional Grant shall be fully vested and immediately exercisable upon grant.

3.       Discretionary Grants
         --------------------

         The Plan Administrator shall have the authority and discretion to grant additional options to Eligible Directors at such times and on such terms and conditions as it may determine.


                             ARTICLE V. OPTION TERMS
                             -----------------------

         Each option grant to an Eligible Director under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

1.       Option Agreement
         ----------------

         Each option grant to an Eligible Director under Section 3 of Article IV of the Plan shall have such terms and conditions as may be determined by the Plan Administrator. Each option grant to an Eligible Director under Section 1 or 2 of Article IV of the Plan and the issuance of shares thereunder shall be subject to the term set forth in this Article V.

2.       Option Exercise Price
         ---------------------

         The option exercise price for an option granted under the Plan shall be the fair market value of the Shares covered by the option at the time the option is granted. For purposes of the Plan, "fair market value" of a Share means the amount equal to the average of the high and low prices of a Share on the applicable date as reported by the consolidated tape of the National Association of Securities Dealers Automated Quotation (or on such other recognized quotation system on which the trade prices of the Common Stock are quoted on the applicable date), or, if no Share transactions are reported on such tape (or such other system) on the applicable date, the high and low prices of a Share on the immediately preceding date on which Share transactions were so reported, or as determined pursuant to a reasonable method adopted by the Plan Administrator in good faith for such purposes.

3.       Time and Manner of Exercise of Option
         -------------------------------------

         Each option may be exercised in whole or in part at any time and from time to time, subject to shareholder approval of the Plan; provided, however, that the Company shall not be required to issue fractional shares.

         Any option may be exercised by giving written notice, signed by the person exercising the option, to the Company stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part (i) in cash or by check, (ii) in shares of Common Stock (by delivery or attestation) already owned for at least six (6) months by the person exercising the option, valued at fair market value at the time of such exercise, or (iii) by delivery of a properly executed exercise notice, together with a copy of irrevocable instructions to a broker, to properly deliver to the Company the amount of sale or loan proceeds to pay the exercise plan.

4.       Term of Options
         ---------------

         Each option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as follows:


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                  (a) In the event that an  optionee  ceases to be a Director of the Company for any reason other than the death of the optionee, the options granted to such optionee may be exercised by the optionee only within seven (7) months after the date the optionee ceases to be a Director of the Company.

                  (b) In the event of the death or an optionee, whether during the optionee's service as a Director or during the seven (7) month period referred to in Section 4(a), the options granted to the optionee shall be exercisable, and such options shall expire unless exercised within twelve (12) months after the date of the optionee's death, by the legal representatives or the estate of such optionee, by any person or persons whom the optionee shall have designated in writing on forms prescribed by and filed with the Company or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

5.       Transferability
         ---------------

         Except as otherwise permitted by the Plan Agreement or specified in an Agreement, during an optionee's lifetime, an option may be exercised only by the optionee or pursuant to the terms of a qualified domestic relations order ("QDRO") as defined under the Internal Revenue Code of 1986, as amended. Options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or the applicable laws of descent and distribution or pursuant to the terms of a QDRO, except that the Plan Administrator may permit a recipient of an option to designate in writing during the optionee's lifetime a beneficiary to receive and exercise options in the event of the optionee's death (as provided in Section 4(b) of this Article
V). Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred thereby, shall be null and void.

6.       Participant's or Successor's Rights as Shareholder
         --------------------------------------------------

         Neither the recipient of an option under the Plan nor the optionee's successor(s) in interest shall have any rights as a shareholder of the Company with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

7.       Limitation as to Directorship
         -----------------------------

         Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an optionee has a right to continue as a Director for any period of time or at any particular rate of compensation.

8.       Regulatory Approval and Compliance
         ----------------------------------

         The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an option granted under the Plan, or record as a holder of record of Shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Plan Administrator the approval of all regulatory bodies deemed necessary by the Plan Administrator, and without complying, to the Plan Administrator's complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Plan Administrator.


                         ARTICLE VI. CAPITAL ADJUSTMENTS
                         -------------------------------

         The aggregate number and class of Shares for which options may be granted under the Plan, the number and class of Shares covered by each outstanding option and the exercise price per Share thereof (but not the total price) shall all be equitably adjusted by the Plan Administrator to reflect such events as stock dividends, stock splits, or exchange of shares, recapitalizations, mergers, consolidations, reorganizations or any similar transactions of or by the Company.


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         In the event of any  adjustment in the number of Shares  covered by any
option,   any  fractional   Shares  resulting  from  such  adjustment  shall  be
disregarded and each such option shall cover only the number of full Shares resulting from such adjustment.


                        ARTICLE VII. EXPENSES OF THE PLAN
                        ---------------------------------

         All costs and expenses of the adoption and administration of the Plan shall be borne by the Company; none of such expenses shall be charged to any optionee.


              ARTICLE VIII. EFFECTIVE DATE AND DURATION OF THE PLAN
              -----------------------------------------------------

         The Plan, as an amendment and restatement of the Prior Plan, shall be effective upon adoption by the Board subject to the approval of shareholders of the Company. The Plan shall continue in effect until it is terminated by action of the Board or the Company's shareholders, but such termination shall not affect the then-outstanding terms of any options.


                ARTICLE IX. TERMINATION AND AMENDMENT OF THE PLAN
                -------------------------------------------------

         The Board may amend, terminate or suspend the Plan or any portion thereof at any time, in its sole and absolute discretion.


                      ARTICLE X. COMPLIANCE WITH RULE 16B-3
                      -------------------------------------

         It is the intention of the Company that the Plan comply in all respect with Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Therefore, if any Plan provision is later found not be in compliance with Rule 16b-3, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

                      AMERICAN MOBILE SATELLITE CORPORATION
                      -------------------------------------
                   NONQUALIFIED STOCK OPTION LETTER AGREEMENT
                   ------------------------------------------

TO:

         We are pleased to inform you that, pursuant to the American Mobile Satellite Corporation's (the "Company") 1999 Stock Option Plan for Non-Employee Directors (the "Plan"), you have been granted a nonqualified stock option for the purchase of _____ shares of the Company's Common Stock at an exercise price of $_____ per share. A copy of the Plan is attached and incorporated into this Agreement by reference. If the Plan is not approved by the shareholders of the Company, this option will be invalid and void ab initio.

         The terms of the option are as set forth in the Plan and in this Agreement. The most important of terms set forth in the Plan are summarized as follows:

         Term: The option will expire upon the earlier of ten (10) years from the date of grant or within seven (7) months of your termination of service as a Director of the Company, unless sooner terminated.

         Exercise: During your lifetime only you can exercise the option. The Plan also provides for exercise of the option in accordance with the terms of a qualified domestic relations order ("QDRO") as defined under the Internal Revenue Code of 1986, as amended, (the "Code") or by the personal representative of your estate, a designated beneficiary or other beneficiary of your estate following your death. You may use the Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option.

         Payment for Shares:  The option may be exercised by the delivery of:

         (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), bank certified or cashier's check;

         (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of Common Stock of the Company (either by delivery or attestation) held by you for a period of at least six (6) months having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price; or

         (c) A properly executed exercise notice together with irrevocable instructions to the Company-designated broker for cashless exercises to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

         Termination: If you cease to be a Director of the Company for any reason other than death, and unless by its terms this option sooner terminates or expires, then you may exercise, for a seven (7) month period, that portion of your option which is exercisable at the time of such cessation, but the option shall terminate at the end of such period following such cessation as to all shares for which it has not theretofore been exercised.

         Death of Optionee: If you die while serving as a Director of the Company or within the seven (7) month period following cessation of such service, this option may, to the extent that you would have been entitled to exercise this option, be exercised within twelve (12) months after your death by the personal representative of your estate or by the person or persons to whom your rights under this option shall pass by will, designation, or by the applicable laws of descent and distribution, unless sooner terminated.

         Status of Shareholder: Neither you nor any person or persons to whom your rights and privileges under this option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of this option unless and until this option has been exercised.

         Continuation of Status as Director: Nothing in this Agreement shall confer upon you any right to continue as a Director of the Company, or to interfere in any way with the right of the Company to terminate your service as a Director of the Company at any time.

         Transfer of Option: This option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by the applicable laws of descent and distribution or pursuant to the terms of a QDRO, and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Agreement, or sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void.

          Vesting: The option shall be fully vested and become immediately exercisable, subject to shareholder approval of the Plan.

         Holding Period: Shares of Common Stock obtained upon the exercise of this option may not be sold until six (6) months after the date the option was granted.

         Date of Grant:  The date of grant of the option is __________________.

         YOUR PARTICULAR ATTENTION IS DIRECTED TO ARTICLE V, SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY INTENDS TO MAINTAIN AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES THAT WILL BE ISSUED UPON EXERCISE OF THIS OPTION BUT HAS NO OBLIGATION TO DO SO. IF THERE IS NO EFFECTIVE REGISTRATION STATEMENT, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION OR SELL THE OPTION SHARES UNLESS EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE AVAILABLE. SUCH EXEMPTIONS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE, CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE.

         Please execute the Acceptance and Acknowledgement set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                                  Very truly yours,

                                                  AMERICAN MOBILE SATELLITE
                                                   CORPORATION



                                                  By:


Accepted and Acknowledged
this ____ day of _______________, 199__





Optionee's Signature                                 Taxpayer I.D. Number

                 NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION


To:  American Mobile Satellite Corporation

         I, a resident of the State of _________________, hereby exercise my nonqualified stock option granted by American Mobile Satellite Corporation (the "Company") on _________________, 199__, subject to all the terms and provisions thereof and of the 1999 Stock Option Plan for Non-Employee Directors referred to therein, and notify the Company of my desire to purchase _______ shares of Common Stock of the Company (the "Securities") at the exercise price of $____________ per share which were offered to me pursuant to said option.




Dated:





Taxpayer I.D. Number                            Optionee's Signature



                                                Address:

                                     RECEIPT


         ___________________________________  hereby  acknowledges  receipt from
_______________________________  in payment  for  ____________  shares of Common
Stock of American Mobile Satellite Corporation, a Delaware corporation, of $_______ in the form of:


/_/        Cash

Check (personal, cashier's or bank certified)

_______ shares of the Company's Common Stock, fair market value $______ per share held by the Optionee for a period of at least six (6) months

Copy of irrevocable instructions to Broker



Date:                               For:

                                    American Mobile Satellite Corporation